United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                                 Date of Report
                (Date of earliest event reported): April 26, 2000



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




        State of Incorporation                   IRS Employer Identification No.
            Delaware                                       06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item 5 - Other Events.

The Company is correcting data that appears in Table III of the Company's Notice of 2000 Annual Meeting and Proxy Statement (the "Proxy Statement") which was incorporated by reference in its Annual Report on Form 10-K. The correct information is set forth on Exhibit 1. The corrections relate to the column entitled "Number of Securities Underlying Unexercised Options at Year-End-Unexercisable" and the accompanying footnote. As originally filed, the column did not include options granted in 1999. No other column in Table III was affected by the omission. These options are reflected in Tables I and II of the Proxy Statement as originally filed.

Item 7 - Financial Statements and Exhibits.

c. Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit                           Description
-------  ----------------------------------------------------------------------

(1)     Revised Table III of Notice of 2000 Annual Meeting and Proxy Statement.



                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                PITNEY BOWES INC.




April 26, 2000




                                /s/ B. P. Nolop
                                ------------------------------------------
                                B. P. Nolop
                                Vice President and Chief Financial Officer
                                (Principal Financial Officer)



                                /s/ A. F. Henock
                                ------------------------------------------
                                A. F. Henock
                                Vice President - Controller
                                and Chief Tax Counsel
                                (Principal Accounting Officer)

                                                                       Exhibit 1

                                TABLE III

        OPTIONS EXERCISED IN 1999 AND 1999 YEAR-END OPTION VALUES

                                                       Number of
                          Shares                 Securities Underlying           Net Value of
                         Acquired   Net Value    Unexercised Options       Unexercised in-the-Money
                        on Exercise  Realized     at Year-End (#)(1)       Options at Year-End ($)(2)
                                               --------------------------  --------------------------
         Name               (#)         ($)    Exercisable  Unexercisable  Exercisable  Unexercisable
----------------------  ----------- ---------  -----------  -------------  -----------  -------------

 Michael J. Critelli      34,348    1,618,410      180,600      283,334     2,944,308      1,040,002
 Marc C. Breslawsky       28,800    1,504,348      385,932      241,668     9,975,048        936,692
 John N. D. Moody         24,100    1,185,800       78,434       81,334     1,692,129        328,002
 Murray L. Reichenstein       --           --       62,000       72,457     1,044,500        300,000
 Murray D. Martin             --           --       82,332       76,668     1,511,248        388,692



--------------------------------------------------------------------------------

 (1) These columns show the aggregate totals of options granted during the period 1990 through 1999. The number of shares subject to the options has been adjusted to reflect the two-for-one stock splits effected in 1992 and 1997. All options granted prior to 1993 become exercisable in installments over a three-year period, 25 percent after the first year, an additional 25 percent after the second year, and the remaining 50 percent after the third year; and options granted during and after 1993 become exercisable one-third after the first year, an additional one-third after the second year, and the remaining one-third after the third year. Of the options granted to Mr. Reichenstein, 457 were granted as a result of his investment election under the DISP, and, as such, become exercisable 3 years after the date of grant.

 (2) These values are based on $48.3125 per share, the market price of a share of common stock as of December 31, 1999, net of exercise prices, which range from $11.625 to $65.719 per share (adjusted to reflect the 1992 and 1997 stock splits). In all cases, the exercise price equaled the market price of a share at the date of grant.
